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                                                                    Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 31, 1998, in the registration statement (Form S-1 No. 333-____) and related prospectus of INRANGE Technologies Corporation for the registration of common stock, $0.01 par value per share.



                                                    /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
June 2, 2000